WESCO International Second Quarter 2018 Marketing Presentation

Second Quarter 2018 Marketing Presentation Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; increase in competition; expansion of business activities; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; tax law changes or challenges to tax matters, including uncertainties in the interpretation and application of the Tax Cuts and Jobs Act of 2017; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2017 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. 2

Second Quarter 2018 Marketing Presentation WESCO: A Leading Global Supply Chain Solutions Provider Capital Projects MRO OEM Including new construction and retrofits, renovations, and upgrades Founded One of the world’s largest distributors $7.7 Billion in #370 of the 9,100 1922 in of electrical, industrial, and Revenue Fortune 500 employees Pittsburgh, PA communications products and services …providing world-class brands and industry-leading service capabilities 3

Second Quarter 2018 Marketing Presentation Financial Performance Sales 5% Adjusted Diluted EPS 10% CAGR CAGR ($ Billions) ($) 7.7 3.93 4.6 2.46 3.4 3.3 0.75 0.49 1999 2002 2009 2017 1999 2002 2009 2017 Free Cash Flow 5% Total Shareholder Return CAGR 12% CAGR ($ Millions) CAGR 279 2017 was 26% impacted by higher 12% Accounts average 12% Receivable 128 from Q4 sales 52 12 growth -15% 1999 2002 2009 2017 Dec 1999-2002 2002-2009 2009-2017 Note: See appendix for non-GAAP reconciliations. For free cash flow reconciliations, please see quarterly earnings webcasts as previously furnished to the Securities & Exchange …solid long-term performance 4 Commission, which can be obtained from the ‘Investors’ page of WESCO’s website at www.wesco.com.

Second Quarter 2018 Marketing Presentation Q1 and YTD 2018 Highlights Jan 9% Feb 14% • Double digit sales, operating profit and EPS growth Organic Growth Mar 11% versus prior year (%) • Continued positive business momentum and growth 10.9 10.1 across all end markets and geographies 8.6 • Reported sales were up 12%, organic sales were up 11%: ‒ Up 10% in the U.S. ‒ Up 10% in Canada ‒ Up 24% in International 1.0 (1.7) • Highest organic sales growth rate since 2011 (3.1) (3.6) • Estimated pricing impact +2% (6.2) • Free cash flow at 105% of net income (6.7) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 • April and May reported sales up low-double digits 2016 2017 2018 • Q1 backlog at an all-time record level, up 4% sequentially Note: Organic growth excludes the impact of acquisitions in the first year of and up 14% versus prior year. May backlog set a new all- ownership, foreign exchange rates and number of workdays. See appendix for time record high non-GAAP reconciliations. 5 …strong first quarter results and start to second quarter 2018

Second Quarter 2018 Marketing Presentation WESCO’s Value Proposition Combining our competitive …into customized supply …that result in: differentiators… chain solutions • Long-term customer relationships and • A broad product portfolio deep familiarity with their operations • Technical expertise and a wide – Extending solutions to new range of service offerings customers within each end market – Gaining additional business with • Blue-chip customer and supplier existing customers base • Better outcomes for our customers • A global footprint – Identifying opportunities • A culture of customer service – Selecting the best solution excellence, cost control, and – Reducing their project and operating lean continuous improvement risks – Increasing their productivity and reducing their costs – Supporting their global operations – Simplifying their supply chains and outsourcing non-core activities …driving deeper customer relationships than traditional distributors and e-commerce providers 6

Second Quarter 2018 Marketing Presentation Competitive Differentiator: Service Capabilities 2017 Sales: $7.7B Capital Project Solutions Supply Chain Solutions Our services and technical expertise Technical Expert Solutions drive the majority of our product sales Customized Product Solutions All Other Sales …value-added services drive customer loyalty and long-term relationships 7

Second Quarter 2018 Marketing Presentation

Example of Services Provided to a Key Utility Customer

WESCO Integrated Supply Services

Strategic Sourcing
- Define market basket
- Develop category plan
- Source to plan
- Cost evaluation
- Contract award
- Supplier relations management

Purchasing
- Spot purchases
- Stock replenishment
- Blanket management
- eStock
- PO release from customer ERP
- Demand validation

Inventory Management
- Evaluate inventory levels
- Integrate with planning and forecasting
- Catalog management
- VMI
- Vending machines
- Standardization events
- Project / outage trailers

Warehousing & Logistics
- Staff augmentation
- Cross-docking
- Shipment consolidation
- Shipment coordination
- Lean warehouse design
- Kitting / sub-assembly
- Warehouse / storeroom management
- Reclamation services

Transaction Management
- Invoice processing
- Mismatch resolution
- Expediting
- PO follow-up
- Consolidated billing
- Order acknowledgement
- Supplier payment

WESCO Solution:	Reducing Cost of Ownership	Improving Operational Efficiencies	Optimizing Incentives	Addressing Resource Constraints

...using Lean processes to deliver value throughout the supply chain

8

Second Quarter 2018 Marketing Presentation Three Demand Streams, Four End Markets Sales by demand stream Quarterly Sales Growth by End Market(1): Longer 5 quarters Industrial 3 quarters Construction of growth of growth Capital ~50% of Projects sales 5+ years 4 quarters Utility(2) of full-year of growth CIG growth MRO ~50% of sales Shorter OEM …outperforming our competitors (1) Workday-adjusted organic sales growth for the last 12 quarters. (2) Dashed bars reflect the impact of a contract that WESCO elected not to renew at the end of 2016. 9

North America – Second Quarter 2018 Marketing Presentation Large (~$600B) and Growing Market for Capital Projects Favorable Conditions for Growth: • Industrial recovery is only five quarters old, with multiple sources of support: ─ U.S. tax reform ─ Continued economic growth and potential re-shoring of manufacturing activities ─ Public/private infrastructure investment • Productivity and reliability ─ Aging manufacturing and utility infrastructure ─ Skilled labor shortages Lighting ─ Canadian capacity utilization >85% Power Distribution, • Energy efficiency and other ‘green’ initiatives Wire and Cable WESCO Advantages: • Our portfolio spans all phases of construction and transitions Datacom and to operations Security • Specified solutions provide us the opportunity to leverage supplier and customer relationships …conditions are favorable for increased capital projects revenue and operating margin expansion 10

Second Quarter 2018 Marketing Presentation 2018 Priorities Outperform the end markets Sustain and expand Maintain strong free cash operating margin to drive • Execute One WESCO sales flow generation and flexible growth initiatives double-digit EPS growth capital structure • Maintain focus on sales • Execute pricing and sourcing • Execute against capital execution and effectiveness initiatives deployment priorities • Differentiate via value-added • Increase focus and awareness services on the value of our services • Capitalize on growth markets • Deliver productivity through operational excellence initiatives • Make accretive acquisitions • Continue to carefully manage operating expenses …drive growth and operating leverage while maintaining cost and cash management discipline 11

Second Quarter 2018 Marketing Presentation 2018 Financial Outlook Sales Operating Margin Adjusted Diluted EPS(1)(2) ($B) ($) (%) ~5.00 ~8.3 ~4.6% ~4.50 ~8.1 7.7 4.2% ~4.2% 3.93 2017 2018E 2017 2018E 2017 2018E Sales growth +5% to 8% Margin improvement +30 to 50 bps EPS growth +15% to 27% • End market growth • Operating leverage • 1% to 2% market • Favorable business mix Effective tax rate 21% to 23% outperformance • Improved pricing Diluted shares outstanding ~47.5M Variable comp restoration (20) bps (1) See Appendix for non-GAAP reconciliations. (2) Reflects the estimated impact of the Tax Cuts and Jobs Act of 2017. Numbers may not add due to rounding. …sales and margin improvement are expected to drive double-digit EPS growth 12

Second Quarter 2018 Marketing Presentation Long-Term Growth Algorithm Annual Expectations over the Long-Term Sales EPS Free Cash Flow • Market growth • ~50% operating profit • Greater than 90% of pull-through on organic net income • 1% to 2% from market growth outperformance − gross margin • 1% to 3% from improvement acquisitions − operating cost leverage • Double-digit growth …managing the business for strong EPS growth and cash generation 13

Second Quarter 2018 Marketing Presentation Invest in WESCO • Industry leader with deep domain expertise in electrical, industrial, construction, and utility • Proven business model and well positioned in large, fragmented markets • Blue-chip customer and supplier base • Proven acquirer and integrator in a consolidating industry • Extensive global supply chain capability • Operational excellence culture founded on lean principles • Operating margin expansion results and future potential • Strong free cash flow generation through economic cycle …strong company with proven and effective supply chain solutions 14

Q1 2018 Earnings Webcast Presentation – April 26, 2018

Second Quarter 2018 Marketing Presentation Q1 2018 Highlights Jan 9% Feb 14% • Strong first quarter results Organic Growth Mar 11% ‒ Double digit sales, operating profit and EPS growth (%) versus prior year 10.1 10.9 • Continued positive business momentum and growth 8.6 across all end markets and geographies • Reported sales were up 12%, organic sales were up 11%: ‒ Up 10% in the U.S. ‒ Up 10% in Canada 1.0 ‒ Up 24% in International (1.7) • Highest organic sales growth rate since 2011 (3.1) (3.6) • Estimated pricing impact +2% (6.2) • April MTD sales up low double digits (6.7) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 • Q1 backlog at an all-time record level, up 4% sequentially and up 14% versus prior year 2016 2017 2018 • Free cash flow at 105% of net income Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations. 16 …performance exceeded outlook

Second Quarter 2018 Marketing Presentation Industrial End Market Organic Sales Growth versus Prior Year • Q1 2018 Sales − Organic sales were up 10% versus prior year • Global Accounts (up 9% in the U.S. and up 17% in Canada in local 37% • Integrated Supply • OEM currency) • General Industrial Industrial 13.9% − Down 1% sequentially 11.2% • Increasing business momentum with industrial 10.4% customers 2017 Sales growth was broad-based across the U.S. and 8.0% • 6.0% Canada • Global Account and Integrated Supply opportunity 1.2% pipeline and bidding activity levels remain strong • Customer trends include continued high expectations for Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 supply chain process improvements, cost reductions, and Note: See appendix for non-GAAP reconciliations. supplier consolidation Awarded a multi-year contract to supply electrical MRO materials and support capital projects for a large chemical manufacturer in the U.S. and Canada. 17

Second Quarter 2018 Marketing Presentation Construction End Market Organic Sales Growth versus Prior Year • Q1 2018 Sales − Organic sales were up 9% versus prior year 33% • Non-Residential (up 10% in both the U.S. and in Canada in local Contractors • currency) Construction 8.9% 9.4% 6.0% − Down 9% sequentially • Increasing business momentum with 2017 construction/contractor customers 1.7% • Sales growth was broad-based across the U.S. and Canada (3.6%) (4.4%) • Backlog is up 14% versus prior year and is up 4% from Q4 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 • Expecting moderate growth and uptrend in non- Note: See appendix for non-GAAP reconciliations. residential construction market to continue Awarded a contract to provide electrical materials and services to a contractor to upgrade a nuclear plant in Canada. 18

Second Quarter 2018 Marketing Presentation Utility End Market Organic Sales Growth versus Prior Year • Q1 2018 Sales − Organic sales were up 18% versus prior year (up 21% in the U.S. and down 6% in Canada in local currency) • Investor Owned 17.9% 16% • Public Power − Down 5% sequentially • Utility Contractors Utility • Continued scope expansion and value creation with investor- owned utility, public power, and generation customers 8.6% 9.1% • Continued interest in Integrated Supply solution offerings 2017 • Favorable economic conditions, continued improvement 2.3% in construction market, renewables growth, and consolidation trend within Utility industry remain positive (4.5%) (4.4%) catalysts for future spending Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Note: See appendix for non-GAAP reconciliations. Awarded a contract to provide electrical materials for wind farm substation project in the US. 19

Second Quarter 2018 Marketing Presentation CIG End Market • Q1 2018 Sales Organic Sales Growth versus Prior Year − Organic sales were up 9% versus prior year (up 3% in the U.S. and up 5% in Canada in local • Commercial 14% • Institutional currency; balance of growth in International) • Government CIG 9.0% − Up 5% sequentially 8.5% 7.4% • Technical expertise and supply chain solutions driving positive momentum in datacenter, broadband, and 2017 4.8% 4.8% cloud technology projects • Increasing momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, and cyber and physical security for critical infrastructure (2.0%) protection Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Note: See appendix for non-GAAP reconciliations. Awarded a contract to provide electrical materials for a public water treatment facility upgrade in the U.S. 20

Second Quarter 2018 Marketing Presentation Q1 2018 Results Outlook Actual YOY Sales 6% to 9% $2.0B Up 12.5% Gross Margin 19.1% Down 60 bps, down 10 bps sequentially (1) SG&A $291M, 14.6% Up 9%, improved 50 bps Operating Profit $73M Up 10% Operating Margin 3.5% to 3.8% 3.7% Down 10 bps Effective Tax Rate ~22% 19.6% Down 540 bps EPS $0.93 Up 22% 160 bps $2.0B 110 bps 190 bps 790 bps $1.8B 10.9% 10.4% 9.9% 23.5% 12.5% Organic Growth Growth Growth Growth Growth Q1 2017 U.S. Canada International Foreign Q1 2018 Sales Exchange Sales Note: See appendix for non-GAAP reconciliations. (1) Reflects the impact of a 15 bps reclassification of certain labor costs from selling, general and administrative expenses. …margins stabilizing, positive operating profit pull through 21

Second Quarter 2018 Marketing Presentation Diluted EPS Walk Q1 2017 $0.76 Core operations (Includes the planned restoration of variable compensation versus prior year) 0.07 Foreign exchange 0.01 Tax 0.06 Share count 0.03 2018 $0.93 22

Second Quarter 2018 Marketing Presentation Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Total Debt to TTM EBITDA) ~ $1.2B of free 4 cash flow over Target last 5 years Leverage 2.0x – 3.5x 3.5 3.5X 45.3 43.1 3 2.5 2 114% 105% of net of net 1.5 income income Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016 2017 2018 2017 YTD 2018 YTD Note: See appendix for non-GAAP reconciliations. 23

Second Quarter 2018 Marketing Presentation 2018 Outlook FY FY Q2 (Current) (Previous) Sales 7% to 10% 5% to 8% 3% to 6% Operating Margin 4.2% to 4.5% 4.2% to 4.6% 4.2% to 4.6% Effective Tax Rate ~ 21% 21% to 23% 21% to 23% Diluted EPS $4.50 to $5.00 $4.40 to $4.90 Free Cash Flow >90% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.78. See appendix for non-GAAP reconciliations. 24

Second Quarter 2018 Marketing Presentation Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. Management believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 25

Second Quarter 2018 Marketing Presentation

WESCO Profile 2018

Markets & Customers


14%
16%
37%
33%
Industrial
Global Accounts | Integrated Supply
OEM | General Industrial
Construction
Non-Residential | Contractors
Utility
Investor Owned | Public Power
Utility Contractors
CIG
Commercial | Institutional | Government

Products & Services


8%
10%
12%
40%
15%
15%
General Supplies
Communications & Security
Wire, Cable & Conduit
Lighting & Sustainability
Electrical Distribution & Controls
Automation, Controls & Motors

Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis.

26

Second Quarter 2018 Marketing Presentation Sales Growth (%) 2016 2017 2018 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Change in Net Sales (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 11.3 4.7 12.5 Acquisition Impact 3.9 3.7 2.9 1.8 3.1 0.9 0.2 Core (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 11.3 4.5 12.5 FX Impact (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 1.2 0.4 1.6 Workday Impact 3.2 (1.6) 0.4 (1.6) (0.4) Organic (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 10.1 4.5 10.9 Note: Core sales growth excludes acquisitions during the first year of ownership. 27

Second Quarter 2018 Marketing Presentation Q1 2018 Organic Sales Growth by Geography (%) U.S. Canada International WESCO Change in net sales (USD) 10.4 15.6 32.7 12.5 Impact from acquisitions - - - - Impact from foreign exchange rates - 5.7 9.2 1.6 Impact from number of workdays - - - - Organic sales growth 10.4 9.9 23.5 10.9 28

Second Quarter 2018 Marketing Presentation Sales Growth-End Markets ($ Millions) Q1 2018 vs. Q1 2017 Q1 2018 vs. Q4 2017 Q1 Q1 Q1 Q4% % 2018 2017 Growth 2018 2017 Growth Industrial Core 762 681 11.9% 762 744 2.4% Construction Core 640 574 11.5% 640 679 (5.7)% Utility Core 317 267 18.5% 317 322 (1.6)% CIG Core 283 258 9.8% 283 261 8.4% Total Core Gross Sales 2,002 1,780 12.5% 2,002 2,006 (0.2)% Total Gross Sales from Acquisitions - - - - Total Gross Sales 2,002 1,780 12.5% 2,002 2,006 (0.2)% Gross Sales Reductions/Discounts (8) (8) (8) (9) Total Net Sales 1,994 1,773 12.5% 1,994 1,997 (0.1)% Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. 29

Second Quarter 2018 Marketing Presentation Q1 2018 Organic Sales by End Market (%) Industrial Construction Utility CIG WESCO Core Sales Growth 11.9 11.5 18.5 9.8 12.5 FX Impact 1.5 2.1 0.6 1.3 1.6 Workday Impact - - - - - Organic Growth 10.4 9.4 17.9 8.5 10.9 30

Second Quarter 2018 Marketing Presentation Gross Margin ($ Millions) Three Months Ended March 31, March 31, 2018 2017 Net sales $1,994 $1,773 Cost of goods sold (excluding depreciation and amortization) 1,614 1,423 Gross profit $380 $350 Gross margin 19.1% 19.7% 31

Second Quarter 2018 Marketing Presentation Adjusted Diluted EPS ($ millions, except for EPS) FY 2016 FY 2017 Reported Adjusted Reported Adjusted Results Adjustments Results Results Adjustments Results Income from operations $ 332.0 - $ 332.0 $ 321.0 - $ 321.0 Interest, net 76.6 - 76.6 68.5 - 68.5 Loss on debt redemption (1) 123.9 (123.9) - - - - Income before income taxes 131.5 123.9 255.4 252.5 - 252.5 Income taxes (1) (2) 30.4 41.2 71.6 89.3 (26.4) 62.9 Effective tax rate 23.1% 28.0% 35.4% 24.9% Net income 101.1 82.7 183.8 163.2 26.4 189.6 Less: Non-controlling interests (0.5) - (0.5) (0.3) - (0.3) Net income attributable to WESCO $ 101.6 82.7 $ 184.3 $ 163.5 26.4 $ 189.9 Adjusted Earnings per Diluted Share: Earnings per diluted share (as reported) $2.10 $3.38 Impact of Tax Cuts and Jobs Act of 2017 (TCJA) (2) - 0.55 Loss on debt redemption (3) 2.54 - Tax effect of loss on debt redemption (3) (0.84) - Adjusted diluted earnings per common share $3.80 $3.93 1 Represents the third quarter of 2016 income tax benefit related to the loss on debt redemption. 2 The application of the TCJA resulted in a provisional discrete income tax expense of $26.4 million, which is comprised of $82.8 million of expense associated with the deemed repatriation of undistributed earnings of foreign subsidiaries partially offset by a $56.4 million benefit from the re-measurement of net deferred income tax liabilities. 3 32 The loss on debt redemption and related income tax benefit are based on third quarter diluted shares of 48.7 million.

Second Quarter 2018 Marketing Presentation Capital Structure ($ Millions) Outstanding at Outstanding at Debt December 31, 2017 March 31, 2018 Maturity Schedule AR Revolver (V) 380 390 2020 Inventory Revolver (V) 12 0 2020 2019 Term Loans (V) 85 65 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 36 43 N/A Total Debt 1,363 1,348 Key Financial Metrics YE 2017 Q1 2018 Cash 118 124 Capital Expenditures 22 8 Free Cash Flow (1) 128 45 Liquidity (2) 794 813 (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts. 33

Second Quarter 2018 Marketing Presentation Financial Leverage ($ Millions) Twelve Months Ended March 31, 2018 Income from operations (1) $ 326 Depreciation and amortization 64 EBITDA $ 390 March 31, 2018 Short-term borrowings and current debt $ 43 Long-term debt 1,292 Debt discount and debt issuance costs (2) 13 Total debt $ 1,348 Less: cash and cash equivalents $ 124 Total debt, net of cash $ 1,224 Financial leverage ratio 3.5X Financial leverage ratio, net of cash 3.1X (1) Due to the adoption of ASU 2017-07 on a retrospective basis in the first quarter of 2018, the Company classified the non-service cost components of net periodic benefit cost as part of net interest and other for the twelve months ended March 31, 2018. These components aggregate to a benefit of $1.9 million. (2) Long-term debt is presented in the condensed consolidated balance sheet as of March 31, 2018 net of debt discount and debt issuance costs. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 34

Second Quarter 2018 Marketing Presentation Free Cash Flow Reconciliation ($ Millions) Full Year Q1 Q1 2017 2017 2018 Cash flow provided by operations 149.1 47.6 53.0 Less: Capital expenditures (21.5) (4.5) (7.7) Free cash flow 127.6 43.1 45.3 Net income 189.6 37.8 42.9 Percentage of net income 67% 114% 105% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. 35

Second Quarter 2018 Marketing Presentation Work Days Q1 Q2 Q3 Q4 FY 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253 36